UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2008

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number

40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                       Results of Operations and Financial Condition

On January 24, 2008, Textron Inc. (“Textron”) issued a press release announcing its financial results for the fiscal year and quarter ended December 29, 2007.  This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Textron's press release contains information regarding Return On Invested Capital (ROIC), which is a non-GAAP financial measure.  Management believes that ROIC is useful to investors as a measure of performance and of the effectiveness of the use of capital in its operations.  Management uses ROIC as one measure to monitor and evaluate the performance of the company, including for executive compensation purposes.

Item 9.01                       Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit
Number                                 Description

99.1                                 Press release dated January 24, 2008 related to earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:  /s/Arnold Friedman
Arnold Friedman
Vice President and Deputy General Counsel

Date:  January 24, 2008

EXHIBIT INDEX

Exhibit No.                                             Description

99.1                       Press release dated January 24, 2008 related to earnings.